UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of report (Date of earliest event reported)     September 13, 2005
                                                 -------------------------------

                                    CDEX INC.
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               (Exact Name of Registrant as Specified in Charter)

           Nevada                  000-49845                52-2336836
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  (State or Other Jurisdiction    (Commission              (IRS Employer
      of Incorporation)            File Number)           Identification No.)

            1700 Rockville Pick, Suite 400, Rockville, Maryland      20852
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                  (Address of Principal Executive Offices)         (Zip Code)

Registrant's telephone number, including area code   (301) 881-0080
                                                   -----------------------------


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          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01       Entry into a Material Definitive Agreement

         On September 13, 2005, the Registrant and Mr. James Griffin entered into an employment agreement, pursuant to which Mr. Griffin shall serve as the Registrant's Chief Operating Officer (the "Employment Agreement"), effective as of October 1, 2005 (the "Effective Date" of the Agreement).

         Pursuant to the Employment Agreement, in consideration for his services, the Registrant shall pay Mr. Griffin an annual salary of $240,000, which, at the Registrant's discretion, may be paid in a combination of cash and shares of the Registrant's Class A Common Stock. Mr. Griffin shall also be eligible for an annual performance bonus, in the sole discretion of the Registrant. The discretionary bonus for the first year will be equal to 25% of Mr. Griffin's base annual salary.

         As of the Effective Date, the Registrant shall also grant Mr. Griffin an option to purchase 300,000 shares of the Registrant's Class A Common Stock (the "Stock Option"), 1/3 of which will vest on September 30, 2006, with 1/24th of the balance vesting on the first day of each month (commencing November 1, 2006) for the two years thereafter. Unless otherwise stated in the Registrant's Stock Option Plan, the Stock Options must be exercised within two years of their vesting date. In the event of a change of control in the Registrant (which shall be the sale of more than 50% of the Registrant), all unvested Stock Options shall immediately vest, effective as of the date of such change in control.

         The Employment Agreement provides that Mr. Griffin's employment will be "at-will" and may be terminated upon two weeks prior written notice by either the Registrant or Mr. Griffin or immediately upon Mr. Griffin's death.

         If the Registrant terminates the Employment Agreement for "Cause", or Mr. Griffin terminates without "Good Reason", the Registrant shall pay Mr. Griffin his then current salary, through the date the employment terminates, as well as any reasonable unreimbursed business expenses that have been authorized by the Registrant. In this case, Mr. Griffin shall forfeit all vested stock options then in his possession and shall have no right to any unvested Stock Options.

         If the Employment Agreement is otherwise terminated by the Registrant without "Cause" or by Mr. Griffin for "Good Reason", the Registrant shall pay Mr. Griffin his then current salary through the date the employment terminates, as well as any reasonable unreimbursed business expenses that have been authorized by the Registrant. If Mr. Griffin's employment is terminated on such basis, within three months of the Effective Date, he shall forfeit all vested Stock Options then in his possession and shall have no right to any unvested Stock Options. Further, upon signing a standard release of claims the Registrant shall pay Mr. Griffin a severance package equal to two months of the annual compensation then in effect on a salary continuation schedule. If this termination occurs after three months from the Effective Date, provided he signs the standard release of claims provided by the Registrant, the Registrant shall pay Mr. Griffin a severance package equal to six months of the annual compensation then in effect on a salary continuation schedule, and he shall be entitled to retain all vested Stock Options in his possession and all unvested Stock Options that shall vest on the then existing vesting schedule for the Options.

         In addition, Mr. Griffin's employment will be terminated if he incurs a "disability", defined as when an employee has been substantially unable to perform his material duties for reasons of illness or disability for 60 consecutive days or 90 days in any 12 month period.

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

         In addition, pursuant to the Employment Agreement, Mr. Griffin agreed to assign to the Registrant all rights, titles, interest that he has or may have in the future to the Registrant's Intellectual Property.

         As of the Effective Date, Mr. Griffin also executed a Non-disclosure and Confidentiality Agreement and a Non-Compete and Non-Solicitation Agreement with the Registrant, pursuant to which he agreed to (i) keep the confidential and proprietary information of the Registrant confidential; (ii) assign to the Registrant all of the ownership rights in and to any intellectual property that is developed, created, or discovered during the term of the Employment Agreement; (iii) agreed not to compete with the Registrant and its business and/or solicit the Registrant's customers or employees during the period of employment with the Registrant and for a period of two (2) years thereafter.



Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

         On September 13, 2005, the Registrant entered into the Employment Agreement with Mr. James Griffin, pursuant to which Mr. Griffin agreed to become the Registrant's Chief Operating Officer, effective October 1, 2005. The material terms of the Employment Agreement are described above in Item 1.01.

         During the past five years, Mr. Griffin has served in senior executive positions of operations and sales organizations in various companies. Specifically, in 2005 through mid-September 2005, he served as Vice President, Federal Systems Sales for Cernium, Inc. From 2003 to 2004, he served as Vice President and General Manager of IPIX Security, a digital video camera company located in Washington, DC. From 2002 to 2003, he served as Principal of Zelios, Inc., where he provided management, finance, marketing and sales consulting services to companies doing business in the security sector of the electronic manufacturing industry. From 2000 to 2002, he served as Chief Operating Officer of Sentech, Inc., where he led the company's internet business strategy, created business, revenue and financial plans and developed software specifications. From 1998 to 2000, he served as Managing Director of Simplex Asia Limited, where he managed the turn around of the Asian operation of a United States manufacturer of security and fire alarm systems. Mr. Griffin has a BS in Electrical Engineering from California State University, which he received in 1984, and an MBA from Pepperdine University, which he received in 1991.

         The press release announcing Mr. Griffin's engagement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.




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


Item 9.01.      Financial Statements and Exhibits.

         (a)    Not Applicable

         (b)    Not Applicable

         (c)    Exhibits

         Exhibits
         --------

         99.1 Press Release dated September 19, 2005, announcing that effective October 1, 2005, Mr. James Griffin will join CDEX as Chief Operating Officer.




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

                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                                  CDEX INC.



Date:   September 19, 2005                        By: /s/ Malcolm H. Philips
      ------------------------------                 ---------------------------
                                                          Malcolm H. Philips
                                                          CEO/President



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

                                  EXHIBIT INDEX
                                  -------------


Exhibit No.       Exhibit Title
-----------       -------------

     99.1 Press Release dated September 19, 2005, announcing that effective October 1, 2005, Mr. James Griffin will join CDEX as Chief Operating Officer.




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